UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	March 7, 2005

GEORGIA-PACIFIC CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Georgia	001-03506	93-0432081

(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification Number)

133 Peachtree Street, N.E., Atlanta, Georgia	30303

(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code:	(404) 652-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 7, 2005, the Board of Directors of Georgia-Pacific Corporation (the "Company") elected Jon A. Boscia to the Board of Directors. In accordance with the Company's Bylaws, Mr. Boscia will stand for election at the Company's next annual meeting of shareholders. There are no arrangements or understandings between Mr. Boscia and any other persons pursuant to which Mr. Boscia was selected as a director. In addition, since the beginning of the Company's last fiscal year, there have been no relationships or transactions between the Company and Mr. Boscia that are required to be disclosed under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 10, 2005

GEORGIA-PACIFIC CORPORATION

		By:	/s/ KENNETH F. KHOURY

		Name:	Kenneth F. Khoury
		Title:	Vice President, Deputy General Counsel and Assistant Secretary